UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
 FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2011
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Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 46600 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 9, 2011, Silicon Graphics International Corp. (“SGI”), a Delaware corporation, announced that its subsidiary Silicon Graphics World Trade BV (“SGI BV”), had signed a Stock Purchase Agreement (the “Agreement”) to acquire all the outstanding shares of SGI Japan, Ltd., a Japanese corporation (“SGI-J”), that are not otherwise owned by SGI. The Agreement, dated March 8, 2011, was made and entered into by and among SGI BV, SGI-J and all the shareholders of SGI-J as follows: NEC SOFT, LTD., SONY CORPORATION, Morgan Stanley MUFG Securities Co., Ltd., Nomura Securities Co., Ltd., JAFCO V2 Venture Capital Investment Limited Partnership, JAFCO V2-R Venture Capital Investment Limited Partnership, SOFTBANK Media Marketing Holdings Corp., NIHON SGI TRUST EIGHT and NEC CORPORATION as the Stockholders' Representative. The Agreement has been approved by the respective boards of directors of SGI and SGI-J.

Pursuant to the terms of the Agreement, SGI BV acquired all of the outstanding shares of SGI-J that are not already owned by SGI for a total purchase price of approximately $17.9 million in cash, $1.8 million of which was placed in escrow to secure the indemnification rights of SGI BV and the other indemnitees under the agreement (the “Acquisition”). The Agreement, dated as of March 8, 2011, was executed on March 7, 2011 (Pacific Time) and the closing of the Acquisition occurred on March 9, 2011 (Pacific Time).

The Agreement is filed as Exhibit 2.1 hereto, and the above description of the material terms of the Agreement is qualified in its entirety by the Agreement as so filed.

Item 2.01. Completion of Acquisition of Assets

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 9.01      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements, if any, that may required to be filed pursuant to this Item will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information, if any, that may be required to be filed pursuant to this Item will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1
Stock Purchase Agreement dated as of March 8, 2011, by and among SGI Japan, Ltd., Silicon Graphics World Trade B.V., NEC SOFT, LTD., SONY CORPORATION, Morgan Stanley MUFG Securities Co., Ltd., Nomura Securities Co., Ltd., JAFCO V2 Venture Capital Investment Limited Partnership, JAFCO V2-R Venture Capital Investment Limited Partnership, SOFTBANK Media Marketing Holdings Corp., NIHON SGI TRUST EIGHT and NEC CORPORATION as the Stockholders' Representative*

*Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: March 9, 2011	By:	/s/ Maurice Leibenstern
Maurice Leibenstern
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
2.1
Stock Purchase Agreement dated as of March 8, 2011, by and among SGI Japan, Ltd., Silicon Graphics World Trade B.V., NEC SOFT, LTD., SONY CORPORATION, Morgan Stanley MUFG Securities Co., Ltd., Nomura Securities Co., Ltd., JAFCO V2 Venture Capital Investment Limited Partnership, JAFCO V2-R Venture Capital Investment Limited Partnership, SOFTBANK Media Marketing Holdings Corp., NIHON SGI TRUST EIGHT and NEC CORPORATION as the Stockholders' Representative*

*Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.